UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 25, 2022

MidWestOne Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-35968

Iowa	42-1206172
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
102 South Clinton Street
Iowa City, Iowa 52240
(Address of principal executive offices, including zip code)
(319) 356-5800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	MOFG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.     Results of Operations and Financial Condition.
On January 27, 2022, MidWestOne Financial Group, Inc. (the “Company”) issued a press release announcing its earnings for the fourth quarter and year ended December 31, 2021. The press release is furnished herewith as Exhibit 99.1.
The information in this item and the attached press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 25, 2022, the Board of Directors of the Company voted to amend the Company's current bylaws as its Third Amended and Restated Bylaws, as Amended ("Third Amended and Restated Bylaws, as Amended"). The Third Amended and Restated Bylaws, as Amended are effective as of January 25, 2022.
Amendments contained in the Third Amended and Restated Bylaws, as Amended include the following:
(1) Amendment to Section 2.3 to ensure the Company has authority under Iowa law to take advantage of fully virtual shareholder meetings. The Iowa Business Corporation Act was amended, effective January 1, 2022, allowing Iowa corporations to hold virtual-only shareholder meetings (rather than requiring a hybrid or in-person shareholder meeting). The prior Section 2.3 did not explicitly allow for virtual-only shareholder meetings.

The foregoing description of the Third Amended and Restated Bylaws, as Amended does not purport to be complete and is qualified by reference to the full text of the Third Amended and Restated Bylaws, as Amended, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

Executive officers of the Company will make presentations to institutional investors at various meetings during the first quarter of 2022. A copy of the presentation materials is attached as Exhibit 99.2 of this Form 8-K. The presentation will also be available on MidWestOne's website at www.midwestonefinancial.com under the section entitled "Presentations."

The information in this item and the attached Exhibit 99.2 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.
Item 8.01.    Other Events.
The Board of Directors of the Company declared a cash dividend of $0.2375 per common share on January 25, 2022. The dividend is payable March 15, 2022, to shareholders of record at the close of business on March 1, 2022.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

3.1	Third Amended and Restated Bylaws, as Amended of MidWestOne Financial Group, Inc. as of January 25, 2022
99.1	MidWestOne Financial Group, Inc. press release dated January 27, 2022
99.2	MidWestOne Financial Group, Inc., Q4 2021 Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWESTONE FINANCIAL GROUP, INC.

Dated:	January 27, 2022	By:	/s/ BARRY S. RAY
Barry S. Ray
Senior Executive Vice President and Chief Financial Officer